Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

In January 2019, the VGO Fund converted 641,991 shares of its Preferred Stock into 229,283 shares of common stock. After the conversion, VGO Fund owns 9.50% of our common stock.

In March 2019, we entered into a research collaboration and option agreement with CSL Behring for the development of product candidates derived from up to four tRNA synthetases from our preclinical pipeline. Under the terms of the collaboration, CSL Behring will fund all research and development activities related to the development of the applicable product candidates for the duration of the collaboration. CSL Behring will pay a total of up to $4.25 million per synthetase program ($17.0 million if all four synthetase programs advance) in option fees based on achievement of research milestones and CSL Behring’s determination to continue development. In addition, aTyr will grant CSL Behring an option to negotiate licenses for worldwide rights to each IND candidate that emerges from this research collaboration. Specific license terms will be negotiated during an exclusivity period following the exercise of each program option.

As of March 22, 2019, we issued and sold 184,346 shares of common stock at a weighted average price of $7.34 per share through our ATM Offering Program and received total net proceeds of $1.3 million.